

QUICKSILVER RESOURCES

IPAA OGIS

April 15, 2013

NYSE: KWK

www.qrinc.com

Forward-looking Statements

Forward-Looking Statements

The statements in this presentation regarding future events, occurrences, circumstances, activities, performance, outcomes and results are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although these statements reflect the current views, assumptions and expectations of Quicksilver's management, the matters addressed herein are subject to numerous risks and uncertainties, which could cause actual activities, performance, outcomes and results to differ materially from those indicated. Factors that could result in such differences or otherwise materially affect Quicksilver's financial condition, results of operations and cash flows include: changes in general economic conditions; fluctuations in natural gas, NGL and oil prices; failure or delays in achieving expected production from exploration and development projects; uncertainties inherent in estimates of natural gas, NGLs and oil reserves and predicting natural gas, NGL and oil reservoir performance; effects of hedging natural gas, NGLs and oil prices; fluctuations in the value of certain of Quicksilver's assets and liabilities; competitive conditions in Quicksilver's industry; actions taken or non-performance by third parties, including suppliers, contractors, operators, processors, transporters, customers and counterparties; changes in the availability and cost of capital; delays in obtaining oilfield equipment and increases in drilling and other service costs; delays in construction of transportation pipelines and gathering and treating facilities; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond Quicksilver's control; failure or delay in completing strategic transactions; failure or delays in completing Quicksilver's proposed master limited partnership financings for certain of its Barnett Shale assets; the effects of existing and future laws and governmental regulations, including environmental and climate change requirements; the effects of existing or future litigation; as well as other factors disclosed in Quicksilver's filings with the U.S. Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date of this presentation, and we undertake no obligation to update any of these forward-looking statements to reflect subsequent events or circumstances except to the extent required by applicable law.

Estimates of resource potential or upside were made by our internal engineers without review by an independent petroleum engineering firm.

The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation test to be economically and legally producible under existing economic and operating conditions. We use the terms resource "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.

Asset Overview

A proven record of success in unconventional reservoirs that provide a balance of predictable growth and exploratory opportunities



Horn River Basin
- ≅ 130,000 net acres
- 105 Bcf of SEC reserves @ YE12
- >10 Tcf resource potential

Horseshoe Canyon – CBM
- 313,000 net acres
- 162 Bcf of SEC reserves @ YE12
- 5 to 6-year potential inventory

Sand Wash Basin - Niobrara
- ≅ 167,000 net acres (oil)
- 850,000 acre AMI
- ~300 MM BOE resource
- Developing with Shell Western E&P

So. Alberta Basin
- ≅ 175,000 net acres

Midland/Delaware Basin
- ≅ 126,000 net acres (oil)
- >400 MM BOE resource

Ft. Worth Basin - Barnett
- 127,000 net acres
- 1.2 Tcfe of SEC reserves @ YE12
- >1.5 Tcfe resource potential
- ~60% of acreage is developed
- >10-year project inventory

Development / production
Exploration / assessment

Tight Gas Plays | Shale Plays
Tight Gas Basins | Shale Basins

KWK operates 97% of its proved reserves

Asset Values

Market weighs heavy discount on growth assets

Value of Barnett Shale is $1.9B based on Tokyo Gas transaction, which is ~80% of Quicksilver's EV at Mar-'13



Mkt. Cap
EV = $2.45B
Debt

Enterprise Value implies $0.37B

Barnett = $1.94B	Hedge Book = $0.14B	All Else = ??
• 127k net acres; 92k in liquids window • 1.7 Tcfe proved reserves and 2.8 Tcfe 3P reserves at 2/6/13 strip • Firm transportation into high-value markets • Consistent, repeatable, and predictable well performance • Low cost structure	• 200 MMcfd in 2013 @ $5.10 per Mcf • 170 MMcfd in 2014 @ $5.08 per Mcf • 150 MMcfd in 2015 @ $5.23 per Mcf • 40 MMcfd in 2016-21 @ $4.48 per Mcf • Value of hedge book is ~$140MM at 3/31/13	• **Horn River:** 130k net acres & 88 MMcfd gross (~70 MMcfd net) production; ~10-12 Tcf unbooked resource potential • **Horseshoe Canyon:** 313k net acres & 54 MMcfd net production • **Sand Wash:** 167k net acres prospective of Niobrara oil; ~300 MMBOE resource; developing with Shell • **West Texas:** 127k acres prospective of Bone Springs and Wolfcamp oil • **Montana:** 175k net acres & >400 Boed gross production; 65% HBP

Note: All figures are pre-sale
Market cap as of 3/31/13; debt as of 12/31/12

Reserves

2012 reserves near 2011 levels at strip



Tcfe
3.7
PV10 = $2.3B
2.8
PV10 = $2.2B
3P
1P
2011 Reserves
@2011 SEC Price
Pricing 2012 SEC Reserves at the Feb. 6 '13 Strip produces Incremental Gas Reserves, but Negatively Impacts NGL Reserves as compared to 2011 SEC Reserves
10-Year Gas Curve @ Feb-13
5.50
4.50
3.50
2.50
10-Year NGL Curve @ Feb-13
45
35
25
2011 SEC Price
2012 SEC Price
Incremental Res. @ Feb. '13 Strip
2012 Production
3.6
PV10 = $1.4B
PV10 = $0.7B
2.3
PV10 = $1.1B
PV10 = $0.6B
3P
1P
Example of 2012 Reserves
@ Feb 6, 2013 Strip
Note: PV10 is pre-tax

2013 Goals

Closing the market value gap with these initiatives…

- Monetize a portion of Barnett Shale assets
  - Update – 25% sale to Tokyo Gas to close 4/30
- Continue to de-risk West Texas project; continue to advance Colorado project with Shell
- Secure additional upstream joint ventures
- Continue to attack cost structure to maximize margins
- Generate free cash flow
- Reduce debt and interest expense

Joint Venture Overview

- **Colorado**
  - Closed Shell JV December 2012
  - Exploring subsequent JV partners
- **Barnett**
  - Quicksilver announced a JV with Tokyo Gas on March 28th
- **Horn River**
  - Ongoing process
- **West Texas**
  - Continue drilling and completions to confirm value & reinvigorate marketing

Debt Refinance Plan

Securing flexibility and addressing the debt tower

- **Process underway to amend existing credit facility**
  - Objective is to secure flexibility by setting covenant levels to allow for the execution of the strategic plan and to allow for repayments of notes while maintaining liquidity
- **Quicksilver is contemplating refinancing debt**
  - Objective is to extend maturities, lower the cost of debt, and secure flexibility
  - Ability to issue unsecured and 2nd lien debt is permitted as refinancing indebtedness under existing bond indentures; senior lien basket governs secured capacity



BARNETT

Consistent, Repeatable & Predictable Well Performance

Alliance

- ≅ 12,000 net acres
- 72.5% WI; 11% avg. royalty
- EUR of 5 - 8 Bcf on laterals of 3,500' – 5,500'

Lake Arlington

- ≅ 6,000 net acres
- 100% WI; 26% avg. royalty
- EUR of 4 - 7 Bcf on laterals of 3,000' – 5,000'

Southern High-Btu Acreage

- ≅ 92,000 net acres
- 100% WI; 20% avg. royalty
- EUR of 1.5 - 2.5 Bcf on laterals of 3,000' – 5,000'


Denton
Tarrant
Hood
Johnson
Hill
Bosque
Fort Worth
Basin, TX
KWK Acreage

**Working interest is pre-Barnett sale*

Barnett Update

- 2012 Activity
  - Drilled 22 gross wells and connected 31 gross wells
  - Inventory of 25 drilled but uncompleted wells at YE2012
- Expecting to drill and complete <10 wells in 2013
  - Results in ~9% production decline 4Q12 to avg. 2013
  - Ability to quickly ramp-up activity as prices warrant
  - Well costs are ~$3.0MM - $3.5MM
- ~60% of the Barnett acreage is held by production
  - Only ~7,500 net acres expiring in 2013

Tokyo Gas Deal

- **On 3/28/13, Quicksilver executed the PSA to sell a 25% interest in its Barnett Shale oil and gas assets to Tokyo Gas**
  - Quicksilver remains operator
  - TG buying an interest across the asset
  - No hedges conveyed in the transaction
  - Proceeds expected to reduce net debt
  - No push to initially increase capital spending or change near-term development strategy
  - Closing is expected April 30, 2013

Partnership with Tokyo Gas

- Tokyo Gas will be an excellent partner in the Barnett
- Quicksilver's goal from the outset was to identify and secure a partner that recognizes the natural gas value chain
  - TG's "Challenge 2020 Vision" of natural gas aligns well with Quicksilver
  - TG and Quicksilver have an interest in developing the full potential of the Barnett
- The Barnett's history relative to other domestic shale plays was a key factor in TG's first venture into US shale
- TG is able to take advantage of Quicksilver's low-cost Barnett operations, which stays intact



CANADA

Horn River Update

- **Producing 88 MMcfd from 10 wells in early April 2013**
  - Three of four legacy wells producing 20+ months currently @ ~10 MMcfd; seven new wells from d-50 pad producing @ ~78 MMcfd
  - d-50 pad restricted by surface facilities and water disposal
- **Expecting minimal capital in 2H13 to prepare to drill a 4-6 well pad in early 2014**
- **New 3rd party treating facility commissioned in April 2013, raising treating commitment from 30 to 75 MMcfd; commitment will rise to 100 MMcfd in May 2013**
- **Completed an 8-well pad in July/August 2012**
  - Individual wells have produced at a rate of between 23-34 MMcfd
  - >50% improvement in peak gas rate compared to first four wells
  - New vs. existing wells exhibiting similar normalized production rate (Mcfd per foot)
  - IP trending to ~2.9 Mcfd per foot vs. 0.5 – 1.5 Mcfd per foot in Barnett
  - Lateral lengths (avg.) increased from 4,200’ (existing) to 7,400’ (new)
  - + 15 Bcf of performance revisions from d-50 pad booked in 2012

Horn River Update

Status of Komie North Extension

- **Construction of Quicksilver's treating facility and Komie North pipeline delayed until at least 2017**
  - N.E.B. requires greater commercial support for Komie North
  - Delay in commissioning treating facility defers capex of ~$120MM
  - Future pipeline financial assurances expected to be reduced in proportion to third-party support
  - Treating commitment remains at 100 MMcfd until May 2018; transportation commitment tied to Komie North completion
- **Annual drilling plan now designed to keep production flat to meet treating and transportation commitment through 2018**
  - Defers >$100MM of 2014 drilling capital for at least two years

The pipeline delay defers significant capital that was earmarked for 2013 and 2014 and reduces letter-of-credit obligations to $14MM



SAND WASH

Sand Wash Agreement with Shell





100
10
1
Oil (bbl/d)
0
60
120
180
240
300
360
420
480
540
600
660
Months

- Quicksilver and Shell will jointly develop more than 320,000 net acres
  - 50/50 sharing
  - Shell will operate a majority of the acreage; Quicksilver retains operatorship on wells drilled (and surrounding acreage) prior to execution of Agreement
  - Deal closed in December 2012
- Shell paid Quicksilver a cash sum to compensate for the excess acreage contributed by Quicksilver
- Benefits to Quicksilver:
  - Acreage position more attractive to a third-party for a potential JV
  - Ability to unitize intertwined acreage to hold a larger number of leases with less drilling and to lay out a more orderly development of the play
  - Shell and Quicksilver's combined technical expertise will help advance and expand the project

Colorado Update

- 2012 activity
  - Drilled 4 wells, completed 3 wells, and refrac'd two wells with treated slickwater
    - Recent verticals IP averaging 100 Boed on shallow declines
    - Completed vertical well in 4Q12 @ 400 Boed (60% oil) IP and 90-day rate of 138 Boed
- Expecting to participate in up to 8 wells in 2013
- 1,200' of productive Niobrara found across a distance of 35 miles in an east-to-west band and 15 miles in a north-to-south band across the Sand Wash leasehold
- Vertical well costs at full development expected to be ~$15/Boe
  - ~$3.0MM for a vertically-drilled and stimulated well



WEST TEXAS

West Texas Wolfpack


TEXAS
REEVES
CRANE
UPTON
REAGAN
IRION
JEFF DAVIS
PECOS
CROCKETT
TERRELL
PRESIDIO
BREWSTER
Pyote
Wickett
Barstow
Pecos
Lindsay
Toyah
Balmorhea
Grandfalls
Imperial
Crane
McCamey
Rankin
Big Lake
Mertzon
Iraan
Ozona
Fort Stockton
Fort Davis
Valentine
Alpine
Marfa
Marathon
Sanderson
COMSTOCK
CWI
WHITING
BHP BILLITON
EOG
CONCHO
EXXON MOBILE/XTO
PIONEER
CONOCO - PHILLIPS
FOREST OIL
EL PASO
APPROACH RESOURCES
BALMORHEA
LEON VALLEY
SANTA RITA
PRESIDIO
KWK Acreage

- ~126,000 net acres (oil); 78% NRI
- Additional ~40,000 net acres in Presidio County (dry gas)

West Texas Update

- Producing oil from two wells
  - Vande Ranch (Upton County): 2,400' lateral targeting the Wolfcamp formation drilled in 4Q12 – still recovering load water
  - Price Ranch #1 (Pecos County): 1,500' lateral drilled in 3Q12
- Additional wells expected to be completed with longer laterals
- Planning a minimal drilling program in 2013



FINANCIAL

Strong Derivative Position

Underpins capital program through stabilization and predictability of cash flow



250
200
150
100
50
0
Hedge Volume (MMcfd)
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$5.10
$5.08
$5.23
2013
2014
2015
Volume
3/31/2013 Strip
Estimated gas prod. post Barnett sale
Weighted Average Price

Compelling Investment Opportunity

Business Drivers

Proven Business Strategy	■ Focus on core areas of repeatable, low-risk development ■ Pursue disciplined organic growth opportunities ■ Attain and maintain a prudent capital structure to ensure financial flexibility ■ Enhance profitability through control and marketing of its equity natural gas and oil
Asset Quality	■ High-quality, large-scale resource base and inventory ■ ~1.5 Tcfe of proved reserves (SEC), of which 88% is developed ■ >12 Tcfe of proven 'unbooked' resource potential ■ Asset size and quality ideal for joint ventures ■ Option on developing oil plays

Financial Flexibility	■ 2013 capital budget of ~$120 million is more in line with projected operating cash flows
	■ Adequate flexibility and liquidity in Combined Credit Agreements
	    ■ Interest coverage ratio reduced into 2014
	    ■ Redetermination planned for April 2013
	■ Executable deleveraging strategy with proceeds from asset sales/JV
	■ Address nearest-term debt maturities; earliest maturity is August 2015

Strong Derivatives Position	■ Strong natural gas hedge position with opportunity to capture future improvements in natural gas prices ■ Underpins capital program through stabilization and predictability of cash flow



APPENDIX

All amounts presented are before consideration of the Barnett minority working interest sale, unless otherwise noted.

Proved Reserves Summary

SEC Pricing

	Net proved reserves as of December 31, 2012				
	Oil	Gas	NGL	Total	PV-10 ($M)
Category	(MBbls)	(MMcf)	(MBbls)	(Bcfe)	SEC Price
PD	2,416	992,144	47,294	1,290	$624,987
PUD	113	122,686	8,890	177	-$15,700
Total Proved	2,529	1,114,830	56,184	1,467	$609,287

Category


PUD
12%
PD
88%
2011

Resource Mix


Oil 1%
NGL 23%
Gas 76%
2011

Proved Reserves Summary

February 28, 2013 Strip

	Net proved reserves as of December 31, 2012				
	Oil	Gas	NGL	Total	PV-10 ($M)
Category	(MBbls)	(MMcf)	(MBbls)	(Bcfe)	Feb. 28, 2013 Price
PD	2,326	1,375,572	51,479	1,698	$1,529,047
PUD	84	282,593	6,982	325	$125,665
Total Proved	2,410	1,658,165	58,461	2,023	$1,654,712

Category


PUD
16%
PD
84%

Resource Mix


Oil 1%
NGL 17%
Gas 82%

Proved Reserves Summary
February 28, 2013 Strip

	Net proved reserves as of December 31, 2012				
	Oil	Gas	NGL	Total	PV-10 ($M)
Region	(MBbls)	(MMcf)	(MBbls)	(Bcfe)	Feb. 28, 2013 Price
Barnett	160	1,300,593	58,282	1,651	$1,276,221
Other U.S.	2,250	2,923	168	17	$33,273
Horn River	0	106,910	0	107	$90,910
Horseshoe Canyon	0	247,739	11	248	$254,308
Total Proved	2,410	1,658,165	58,461	2,023	$1,654,712

Reserves by Region


Horseshoe
12%
Horn River
5%
Other U.S.
1%
Barnett
82%

Proved Reserves History

SEC Pricing


Reserves (Bcfe)

	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Total	669	641	801	881	968	1,114	1,568	1,550	2,208	2,416	2,902	2,791	1,467
Can	0	17	54	147	261	305	308	328	333	253	266	331	267
US	669	624	747	734	707	809	1,259	1,221	1,876	2,163	2,636	2,460	1,200

Barnett Type Wells

Alliance


10,000
1,000
100
Gas Rate (mcf/d)
0
24
48
72
96
120
Month
Alliance-3500' - 5.0 Bcf
Alliance-4500' - 6.4 Bcf
Alliance-5500' - 7.9 Bcf

Length (ft)	Gas Price ($/mmbtu)	NGL Price ($/bbl)	Well Cost ($MM)	NPV-10 ($MM)	ROR (%)	Q-30d (mmcf/d)	EUR (Bcf)	Net Total (mmcfe)
3,500	$4.00	$30	$2.77	-$0.18	9%	4.1	5.0	3,550
3,500	$4.50	$33	$2.77	$0.48	14%	4.1	5.0	3,613
3,500	$5.00	$36	$2.77	$1.13	21%	4.1	5.0	3,616
4,500	$4.00	$30	$3.09	$0.30	12%	5.2	6.4	4,649
4,500	$4.50	$33	$3.09	$1.14	20%	5.2	6.4	4,649
4,500	$5.00	$36	$3.09	$1.98	28%	5.2	6.4	4,649
5,500	$4.00	$30	$3.44	$0.75	16%	6.4	7.9	5,683
5,500	$4.50	$33	$3.44	$1.78	24%	6.4	7.9	5,683
5,500	$5.00	$36	$3.44	$2.80	33%	6.4	7.9	5,683

Cowtown


10,000
1,000
100
Gas Rate (mcf/d)
0
24
48
72
96
120
Month
Cowtown-3000' - 1.5 Bcf
Cowtown-4000' - 2.0 Bcf
Cowtown-5000' - 2.5 Bcf

Length (ft)	Gas Price ($/mmbtu)	NGL Price ($/bbl)	Well Cost ($MM)	NPV-10 ($MM)	ROR (%)	Q-30d (mmcf/d)	EUR (Bcf)	Net Total (mmcfe)
3,000	$4.00	$30	$2.38	-$0.26	7%	1.1	1.5	1,635
3,000	$4.50	$33	$2.38	$0.08	11%	1.1	1.5	1,679
3,000	$5.00	$36	$2.38	$0.42	16%	1.1	1.5	1,711
4,000	$4.00	$30	$2.68	$0.16	12%	1.5	2.0	2,276
4,000	$4.50	$33	$2.68	$0.62	17%	1.5	2.0	2,319
4,000	$5.00	$36	$2.68	$1.07	22%	1.5	2.0	2,351
5,000	$4.00	$30	$3.08	$0.50	15%	1.9	2.5	2,916
5,000	$4.50	$33	$3.08	$1.06	20%	1.9	2.5	2,959
5,000	$5.00	$36	$3.08	$1.63	26%	1.9	2.5	2,992

Lake Arlington


10,000
1,000
100
Gas Rate (mcf/d)
0
24
48
72
96
120
Month
LAKE ARL-3000' - 4.0 Bcf
LAKE ARL-4000' - 5.4 Bcf
LAKE ARL-5000' - 6.7 Bcf

Length (ft)	Gas Price ($/mmbtu)	NGL Price ($/bbl)	Well Cost ($MM)	NPV-10 ($MM)	ROR (%)	Q-30d (mmcf/d)	EUR (Bcf)	Net Total (mmcfe)
3,000	$4.00	$30	$2.76	-$0.92	0%	3.4	4.0	2,487
3,000	$4.50	$33	$2.76	-$0.40	6%	3.4	4.0	2,606
3,000	$5.00	$36	$2.76	$0.13	11%	3.4	4.0	2,685
4,000	$4.00	$30	$3.05	-$0.49	6%	4.5	5.4	3,517
4,000	$4.50	$33	$3.05	$0.22	12%	4.5	5.4	3,634
4,000	$5.00	$36	$3.05	$0.92	19%	4.5	5.4	3,713
5,000	$4.00	$30	$3.37	-$0.08	9%	5.6	6.7	4,548
5,000	$4.50	$33	$3.37	$0.80	17%	5.6	6.7	4,665
5,000	$5.00	$36	$3.37	$1.69	25%	5.6	6.7	4,743

Notes:

- Type curves are representative for each area and actual production will depend on various factors including lateral length, geology and inter-well spacing
- Economics are based on 100% WI
- Economic parameters (e.g., operating expenses, royalties, etc.) vary from well to well. Estimates have been used to generate the economic tables.
- ***Actual results may differ materially***

High-BTU Production Enhances Margins

Southern acreage averages 1,250 BTU gas at wellhead; yields 122 barrels of NGLs per 1 MMcf

	Nat. Gas	NGLs
Wellhead production	1.000 Mcf	
Production by product	.702 Mcf	.122 Bbl
Price	$4.00 /Mcf	$30.00 /Bbl
Value by product / Mcf	$2.81	$ 3.66

Total value / Mcf (1) — **$6.47**

(1) Value at the wellhead

HRB Type Curves: First Four Wells



Type Curve (AVG) -- 7,600' EUR: 16.0 bcf
Qi: 14,520 Mcf/d
Di: 59.7% --> Dmin:9.0%
b: 1.40
Curve Fit: QUICKSILVER HZ FORTUNE d-50-A/94-O-15 EUR: 9.9 bcf
Qi: 11,000 Mcf/d @ 3,593'
Di: 69%
b: 1.35
Curve Fit: QUICKSILVER HZ FORTUNE C-60-D/94-O-16 EUR: 9.5 bcf
Qi: 6,000 Mcf/d @ 4,278'
Di: 50%
b: 1.35
Curve Fit: QUICKSILVER HZ FORTUNE c-29-D EUR: 19.4 bcf
Qi: 14,000 Mcf/d @ 4,285'
Di: 55%
b: 1.35
Curve Fit: QUICKSILVER HZ FORTUNE c-54-D EUR: 14.9 bcf
Qi: 14,000 Mcf/d @ 4,357'
Di: 64%
b: 1.35
Gas Rate (mcf/d)
25,000
20,000
15,000
10,000
5,000
0
0
50
100
150
200
250
300
350
400
450
Days
QUICKSILVER HZ FORTUNE d-50-A/94-O-15
QUICKSILVER HZ FORTUNE C-60-D/94-O-16
QUICKSILVER HZ FORTUNE c-29-D
QUICKSILVER HZ FORTUNE c-54-D
Type Curve (AVG) -- 7,600'
Curve Fit: QUICKSILVER HZ FORTUNE d-50-A/94-O-15
Curve Fit: QUICKSILVER HZ FORTUNE C-60-D/94-O-16
Curve Fit: QUICKSILVER HZ FORTUNE c-29-D
Curve Fit: QUICKSILVER HZ FORTUNE c-54-D

Horn River Treating Commitments

Prior Commitments



250
200
150
100
50
0
MMcfd
May '11
May '12
May '13
May '14
May '15
May '16
May '17
May '18
Current Treating Commitment
Fortune Creek - 120 MMcfd

Existing Commitments



250
200
150
100
50
0
MMcfd
Commitment on 4/1/13 is 75 MMcfd (Ft. Nelson North original COD was May'12 @ 45 MMcfd)
May '11
May '12
May '13
May '14
May '15
May '16
May '17
May '18
Current Treating Commitment

2012 Realizations


Cash Average Realized Prices and Recurring Unlevered Margins, per Mcfe
$6
$5
$4
$3
$2
$1
$0
5.19
2.53
5.34
2.80
5.27
2.90
5.47
3.12
Q1
Q2
Q3
Q4
Cash Revenue
Recurring Unlevered Cash Margin

Derivative Portfolio

Natural Gas - Thousand MMBtu/d		2013	2014	2015	2016	2017	2018	2019	2020	2021
Swaps										
	$5.00	40								
	$5.68	5	5	5						
	$6.00	30	30	30						
	$6.20	5	5	5						
	$6.23	5	5	5						
	$6.42	10	10	10						
	$6.45	10	10	10						
	$3.89	10	10							
	$3.91	10	10							
	$4.04	10	10	10						
	$4.13	5	5	5						
	$4.15	5	5	5						
	$4.25		5	5						
	$4.26		5	5						
	$5.48	7.5	7.5	7.5						
	$5.50	7.5	7.5	7.5						
	$4.35	5	5	5	5	5	5	5	5	5
	$4.37	10	10	10	10	10	10	10	10	10
	$4.38	5	5	5	5	5	5	5	5	5
	$4.54	10	10	10	10	10	10	10	10	10
	$4.63	10	10	10	10	10	10	10	10	10
	Total	200	170	150	40	40	40	40	40	40
	WASP	$ 5.10	$ 5.08	$ 5.23	$ 4.48	$ 4.48	$ 4.48	$ 4.48	$ 4.48	$ 4.48

QUICKSILVER RESOURCES

Quicksilver Resources

801 Cherry Street, Suite 3700, Unit 19
Fort Worth, TX 76102
Website: www.qrinc.com
Investors: David Erdman
Phone: 817-665-4023
Email: derdman@qrinc.com

